SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2003

Double Eagle Petroleum Co.

(Exact name of registrant as specified in its charter)

Maryland	0-6529	83-0214692

(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

777 Overland Trail (P.O. Box 766), Casper, Wyoming 82602

(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code (307) 237-9330

Item 7. Financial Statements And Exhibits.

Exhibit Index

Exhibit Number	Description

99.1	Materials to be presented to analysts and others.

Item 9. Regulation FD Disclosure.

     The materials attached as Exhibit 99.1 may be presented or distributed from time to time on and after 4:00 p.m., MDT, on March 12, 2003.

     In accordance with General instruction B.2. of Form 8-K, the information in this report (including the exhibit) shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing. This report does not constitute a determination of whether any information included in this report is material.

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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 12, 2003	DOUBLE EAGLE PETROLEUM CO.

		By:	/s/ Stephen H. Hollis

Stephen H. Hollis President

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Materials to be presented to analysts and others.